Exhibit 10.57

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (“AGREEMENT”) is made as of May 30, 2006, by and among AVATECH SOLUTIONS, INC., a Delaware corporation, and AVATECH SOLUTIONS SUBSIDIARY, INC., a Delaware corporation, jointly and severally (collectively, the “BORROWERS”), TECHNICAL LEARNINGWARE COMPANY, INC., a Delaware corporation (“TLC”), and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY (“LENDER”). The BORROWERS and TLC are collectively referred to herein as the “OBLIGORS”.

RECITALS

In accordance with the terms and conditions set forth in a Loan and Security Agreement dated as of January 27, 2006 between the BORROWERS and the LENDER (“LOAN AGREEMENT”), the LENDER has extended to the BORROWERS a revolving line of credit in the maximum principal amount outstanding at any one time of Five Million Dollars ($5,000,000.00) (the “LOAN”). Pursuant to the LOAN AGREEMENT, the BORROWERS’ obligations to the LENDER are secured by all of the BORROWERS’ tangible and intangible assets.

Pursuant to a Guaranty Agreement dated as of January 27, 2006 from TLC to the LENDER (“TLC GUARANTY AGREEMENT”), TLC absolutely, unconditionally, and jointly and severally guaranteed the payment and performance of the BORROWERS’ obligations to the LENDER. Pursuant to a Security Agreements of even date with the TLC GUARANTY AGREEMENT (“TLC SECURITY AGREEMENT”), the obligations of TLC to the LENDER are secured by all of TLC’s tangible and intangible assets. Pursuant to Guaranty Agreement of even date therewith from W. JAMES HINDMAN (“HINDMAN”) to the LENDER, HINDMAN guaranteed the BORROWERS’ obligations up to a specified amount set forth in such Guaranty Agreement.

The BORROWERS have requested that the LENDER extend to the BORROWERS a short term bridge loan, and that the LENDER consent to the acquisition by AVATECH SOLUTIONS, INC. of all of the outstanding stock and limited liability company membership interests of STERLING SYSTEMS & CONSULTING, INC., a Michigan corporation, STERLING SYSTEMS – INDIANA, L.L.C., A Michigan limited liability company, STERLING SYSTEMS – OHIO, L.L.C., a Michigan limited liability company, and STERLING OHIO MANAGEMENT, INC., a Michigan corporation (collectively, the “STERLING ENTITIES”). The LENDER has agreed to the BORROWERS’ request, but only upon the terms and conditions set forth herein. As used herein, the term “LOAN DOCUMENTS” shall mean the LOAN AGREEMENT, the TLC GUARANTY AGREEMENT, the TLC SECURITY AGREEMENT, and all other documents and agreements evidencing or securing the LOAN. Unless otherwise defined herein, any terms appearing in all capital letters in this AGREEMENT shall have the respective meanings ascribed to such terms in the LOAN AGREEMENT.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Representations And Warranties Of Obligors. To induce the LENDER to enter into this AGREEMENT and to provide the OBLIGORS with the accommodations described herein, the OBLIGORS make the representations and warranties set forth below and acknowledge the LENDER’S justifiable right to rely upon these representations and warranties.

a. No Litigation. There is no action, suit, investigation, or proceeding pending against any of the OBLIGORS or any other assets of any of the OBLIGORS, except for those proceedings previously disclosed to the LENDER in writing.

b. Organization; Good Standing; Authorization. Each of the OBLIGORS: (a) has the power to enter into this AGREEMENT and all other documents, and agreements required to be executed pursuant to this AGREEMENT, and has the power to perform all of its obligations hereunder and thereunder; (b) has duly authorized the entry into and performance of this AGREEMENT and all other documents and agreements required to be executed by such OBLIGOR; and (c) is in good standing in the state of its incorporation or organization, as applicable, and is in good standing and qualified as a foreign corporation or limited liability company, as applicable, in all other states in which such qualification is required.

c. Valid, Binding And Enforceable. This AGREEMENT and all of the other documents and agreements executed pursuant to this AGREEMENT are the valid and binding obligations of the OBLIGORS and are fully enforceable against each of the OBLIGORS in accordance with their terms.

2. Amendments To Loan Agreement. The LOAN AGREEMENT is hereby modified and amended as follows:

a. Amendments to Definitions. The definitions of “LOAN DOCUMENTS” “OBLIGATIONS” contained in Article 1 of the LOAN AGREEMENT are hereby modified as follows:

i. The definition of “LOAN DOCUMENTS” contained in Section 1.66 shall also include, without limitation, this AGREEMENT and the Promissory Note of even date herewith from the BORROWERS as co-makers thereof which is payable to the order of LENDER in the stated principal amount of ($6,500,000.00).

ii. The definition of “OBLIGATIONS” contained in Section 1.75 is modified by replacing the words “the LOAN” in the second line thereof with the words “the LOAN and the BRIDGE LOAN”.

b. Additional Definitions. The following additional definitions are hereby added to Article 1 of the LOAN AGREEMENT:

Section 1.87. Bridge Loan. The term “BRIDGE LOAN” means the Six Million Five Hundred Thousand Dollar ($6,500,000.00) term loan facility extended by the LENDER to the BORROWERS in accordance with the terms set forth in this AGREEMENT, as evidenced by the BRIDGE LOAN NOTE.

Section 1.88. Bridge Loan Note. The term “BRIDGE LOAN NOTE” means the Promissory Note of even date herewith from the BORROWERS as co-makers thereof which is payable to the order of LENDER in the stated principal amount of ($6,500,000.00).

c. Reserve Against Revolving Loan. Section 2.1 of the LOAN AGREEMENT is hereby modified by adding at the end of such provision the following:

Notwithstanding anything to the contrary, until such time as all sums due and owing under the BRIDGE LOAN have been paid in full, the maximum principal amount advanced under the LOAN shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00).

d. Bridge Loan. The following additional provision is hereby added to Article 2 of the LOAN AGREEMENT:

Section 2.15. Bridge Loan. Subject to the terms and conditions stated herein, the LENDER agrees to advance to the BORROWERS as proceeds of the BRIDGE LOAN the principal sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00).

Section 2.15.2. Interest And Repayment. All principal sums advanced and outstanding under the BRIDGE LOAN shall bear interest at the rate or rates set forth in the BRIDGE LOAN NOTE. The BRIDGE LOAN shall be repaid in accordance with the stated terms and conditions of the BRIDGE LOAN NOTE, which terms and conditions are incorporated herein by reference.

Section 2.15.3. Commitment Fee. In consideration for the LENDER’S agreement to extend the BRIDGE LOAN to the BORROWERS, the BORROWERS shall pay to the LENDER a non-refundable and unconditional commitment fee equal to Sixty-Five Thousand Dollars ($65,000.00), which shall be due and payable, and have been earned by the LENDER, upon the date of advance of the BRIDGE LOAN. The commitment fee shall not be applied to or considered to be a payment of any of the LENDER’S expenses incurred in connection with the BRIDGE LOAN, all of which shall be paid by the BORROWERS.

Section 2.15.4. Purpose. The proceeds of the BRIDGE LOAN shall be used by the BORROWERS solely for the acquisition by AVATECH of all of the outstanding stock of Sterling Systems & Consulting, Inc., a Michigan corporation, Sterling Systems – Indiana, L.L.C., A Michigan limited liability company, Sterling Systems – Ohio, L.L.C., a Michigan limited liability company, and Sterling Ohio Management, Inc., a Michigan corporation.

3. No Novation; No Refinance; No Adverse Effect On Liens. The parties hereto do not intend that a novation of the LOAN or any of the LOAN DOCUMENTS shall be created or effected because of the modification of the LOAN AGREEMENT, as described herein. The parties hereto do not intend that the execution of this AGREEMENT, and the amendments and modifications to be made to the LOAN AGREEMENT, as described herein, shall: (a) constitute a refinance of the LOAN; or (b) affect or impair the validity, enforceability, or priority of any of the liens or security interests imposed by or granted in the LOAN DOCUMENTS.

4. Equity Investment. The BORROWERS have represented to the LENDER that the bridge loan financing to be extended to the BORROWERS pursuant to the terms of this AGREEMENT is to be repaid to the LENDER upon the receipt by the BORROWERS of an equity investment from a private equity fund. The BORROWERS shall keep the LENDER fully informed regarding the proposed equity investment, which shall be made to the BORROWERS only by LLR Partners, Tail Wind Advisory and Management, or an alternative private equity fund acceptable to the LENDER. The BORROWERS shall provide to the LENDER copies of all term sheets, commitment letters, and other correspondence relating to the proposed equity investment, promptly upon receipt thereof by the BORROWERS from each such private equity fund.

5. Other Terms; Confirmation Of Obligations. Other than the foregoing, all other terms and conditions of the LOAN DOCUMENTS shall remain in full force and effect and are incorporated herein by reference. The OBLIGORS acknowledge, ratify and confirm their respective obligations under the LOAN DOCUMENTS and further acknowledge and confirm that the OBLIGORS are and shall remain absolutely and unconditionally obligated to pay the LENDER all present and future indebtedness that is owed to the LENDER under the LOAN DOCUMENTS, as modified hereby, in the manner provided therein, notwithstanding the LENDER’S execution of this AGREEMENT and any documents to be executed pursuant to this AGREEMENT, and notwithstanding the various agreements the LENDER has set forth herein and therein.

6. Confirmation of Subsidiary Guarantor. TLC consents to the modification and amendment of the LOAN AGREEMENT pursuant to the terms of this AGREEMENT, including without limitation the extension of additional financing to the BORROWERS. TLC hereby acknowledges, ratifies and confirms that all of its obligations under the TLC GUARANTY AGREEMENT and TLC SECURITY AGREEMENT shall continue in full force and effect, notwithstanding the execution of this AGREEMENT and any documents to be executed pursuant to this AGREEMENT, and notwithstanding the various agreements of the LENDER as set forth herein and therein. TLC hereby confirms and acknowledges that it is jointly and severally liable, in accordance with the terms of the TLC GUARANTY AGREEMENT, for the payment and performance of the BORROWERS’ obligations under the LOAN DOCUMENTS.

7. Consent to Acquisition of Sterling. Pursuant to Section 6.8 of the LOAN AGREEMENT, the LENDER consents to the acquisition by AVATECH of all of the outstanding stock and limited liability company membership interests, as applicable, of each of the STERLING ENTITIES, substantially in accordance with the terms set forth in the following documents: (a) that certain Stock Purchase Agreement dated as of May 30, 2006, by and among Bruce White and Shelly White, as sellers, and AVATECH, as purchaser, with respect to all of the outstanding stock of Sterling Systems & Consulting, Inc. and Sterling Ohio Management, Inc.; (b) that certain Membership Interest Purchase Agreement dated as of May 30, 2006, by and among Bruce White, as seller, and AVATECH, as purchaser with respect to all of the outstanding limited liability company membership interests of Sterling Systems – Indiana L.L.C.; and (c) that certain Membership Interest Purchase Agreement dated as of May 30, 2006, by and among Bruce White, Marcy Nungesser, Kevin Breslin, Kenneth Williams, David Press and Steve Wydulga, as sellers, and AVATECH, as purchaser, with respect to all of the outstanding limited liability company membership interests of Sterling Systems – Ohio L.L.C. BORROWERS shall furnish to the LENDER copies of all documents executed in connection with the acquisition of the STERLING ENTITIES, the terms of which shall be acceptable to LENDER.

8. Security. Except as expressly modified herein, the OBLIGORS’ obligations under the LOAN DOCUMENTS, as modified hereby, shall continue to be secured by all of the liens, assignments, and security interests provided in the LOAN DOCUMENTS.

9. Miscellaneous.

a. Incorporation; Limited Modification. The terms and conditions of the LOAN DOCUMENTS are incorporated herein by reference and made a part hereof as if fully set forth herein. Except as specifically modified by or pursuant to this AGREEMENT, all terms and conditions of the LOAN DOCUMENTS remain unchanged, in full force and effect, and are hereby ratified and confirmed in all respects. In the event of any inconsistencies between the terms and conditions of this AGREEMENT and any of the terms and conditions of the other LOAN DOCUMENTS (except as to the specific modifications contained herein), the LENDER shall determine, in its sole discretion, which of the terms and conditions shall control.

b. Integration. This AGREEMENT, the LOAN DOCUMENTS (as modified), and any other documents executed pursuant to or in connection with this AGREEMENT constitute the entire agreement between the LENDER and the OBLIGORS with respect to the subject matter hereof, and any term or condition not expressed therein does not constitute a part of the agreement of the LENDER and the OBLIGORS with respect to such subject matter.

c. Severability. If any provision or part of any provision of this AGREEMENT shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this AGREEMENT and this AGREEMENT shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

d. Number, Gender, And Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT.

e. Further Assurances. As part of this AGREEMENT, and in consideration for the agreements of the LENDER as set forth therein, each OBLIGOR agrees to execute and deliver to the LENDER such other and further documents as may, from time to time, in the sole opinion of the LENDER and the LENDER’S counsel, be necessary or appropriate to carry out the terms and conditions of this AGREEMENT and the LOAN DOCUMENTS. If any OBLIGOR fails to execute any such documents within ten (10) days of being requested to do so by the LENDER, such OBLIGOR hereby appoints the LENDER or any officer of the LENDER as the attorney in fact for such OBLIGOR for purposes of executing such documents in the name, place and stead of such OBLIGOR, which power of attorney shall be considered as coupled with an interest and irrevocable.

f. Waivers. No failure or delay by the LENDER in the exercise or enforcement of any of its rights under any LOAN DOCUMENT shall be a waiver of such right or remedy, nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. The LENDER may at any time or from time to time waive all or any rights under this AGREEMENT or any of the LOAN DOCUMENTS, but any such waiver must be specific and in writing and no such waiver shall constitute, unless specifically so expressed by the LENDER in writing, a future waiver of performance or exact performance by any OBLIGOR. No notice to or demand upon any OBLIGOR in any instance shall entitle such OBLIGOR (or any other OBLIGOR) to any other or further notice or demand in the same, similar or other circumstance.

g. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

h. Consent To Jurisdiction; Agreement As To Venue. Each OBLIGOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court For The District Of Maryland, if a basis for federal jurisdiction exists. Each OBLIGOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the LENDER or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waive any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

i. Binding Effect; No Oral Modification. This AGREEMENT shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives, successors and assigns. This AGREEMENT may not be altered, modified or amended unless such alteration, modification or amendment is in writing and executed by the LENDER.

j. Time. Time is of the essence with respect to all of the obligations of the OBLIGORS under this AGREEMENT and the LOAN DOCUMENTS.

k. Costs Of Transaction. All costs of the transactions contemplated by this AGREEMENT, including without limitation all of attorneys’ fees and expenses incurred by the LENDER, shall be paid by the BORROWER, regardless of whether such costs are incurred before or after the execution and delivery of this AGREEMENT.

10. Release; Waiver. As part of the agreements set forth herein, and in consideration of the same, each OBLIGOR hereby releases the LENDER and all of the LENDER’S past, present and future directors, officers, employees, agents and attorneys from any and all claims, causes of action, suits and damages (including claims for attorneys’ fees) which any of the OBLIGORS, jointly or severally or otherwise, ever had or now have against the LENDER or any of the LENDER’S past, present and future directors, officers, employees, agents or attorneys. Without limiting the generality of the foregoing, each OBLIGOR acknowledges and agrees that there exists no offset or defense to the obligations of any OBLIGOR as stated in the LOAN DOCUMENTS.

11. Waiver Of Jury Trial. The parties hereto agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party to this AGREEMENT, or any of their successors or assigns, on or with respect to this AGREEMENT or any LOAN DOCUMENT or which in any way relates, directly or indirectly, to the obligations of the OBLIGORS to the LENDER under this AGREEMENT or any LOAN DOCUMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE PARTIES EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDINGS. The parties acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that the parties would not enter into this AGREEMENT if this provision were not contained herein.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written with the specific intention of creating a document under seal.

WITNESS/ATTEST:	BORROWERS:

AVATECH SOLUTIONS, INC.,
A Delaware Corporation

	By:	/s/ Lawrence Rychlak	(SEAL)
Lawrence Rychlak,
Vice President and Chief Financial Officer

AVATECH SOLUTIONS SUBSIDIARY, INC.,
A Delaware Corporation

	By:	/s/ Lawrence Rychlak	(SEAL)
Lawrence Rychlak,
Vice President and Chief Financial Officer

TLC:

TECHNICAL LEARNINGWARE COMPANY, INC.,
A Delaware Corporation

By:	/s/ Lawrence Rychlak	(SEAL)
Lawrence Rychlak,
Vice President and Chief Financial Officer

LENDER:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:		(SEAL)
Stephen D. Palmer, Vice President